Exhibit 10.35(b)

Construction Wastes Removal

QUALIFICATION LICENSE

Certification Serial Number: JZLJ[2012]001

Effective Date: Until October 30, 2032

Issuing Authority: Pingdingshan Construction

   Wastes Management Office

[Seal of Pingdingshan Construction

Wastes Management Office]

October 15, 2012

Enterprise Name: Pingdingshan Xulong Renewable

Resource Co., Ltd.

Entity Type: Limited liability company (invested or

controlled by natural person)

Address: Eastern side of Xihuan Road, Xinhua Area, Pingdingshan (premises of Pingdingshan
Hengji Concrete Co., Ltd.)

Principal Person in Charge: ZHU Yulong

Business Scope: Construction wastes cleaning and transportation within municipal planning zone